                                                                   EXHIBIT 10.34


                           THIRD AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 22, 1999 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower desires the ability to incur extraordinary and non-recurring charges and expenses in an amount not to exceed $125,000,000 in the aggregate and not have such charges and expenses comprise a deduction in determining EBITDA and Net Worth;

         WHEREAS, the Borrower desires to make Capital Expenditures in Fiscal Year 1999 in an aggregate amount of up to $110,000,000;

         WHEREAS, the Borrower desires (i) to make loans and advances to its executive officers and directors in an aggregate amount not exceeding $20,000,000 at any time outstanding in order to enable such executive officers and directors to purchase common stock of the Borrower and (ii) the ability to repurchase under certain circumstances up to $5,000,000 of common stock held by executive officers and directors;

         WHEREAS, the Borrower desires the ability to pay and make Distributions to those Persons that are entitled to receive Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement) or the Total Warrant Value (as defined in Section 3.5 of the Ryder Merger Agreement) in an aggregate amount not to exceed the sum of (i) $15,000,000 plus (ii) the amount of certain Net Disposition Proceeds resulting from the sale of assets comprising a Non-Core Business;

         WHEREAS, the Borrower desires to shorten the period of notice required with respect to issuances of Enhancement Letters of Credit that replace then existing Enhancement Letters of Credit;

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, including provisions relating to the transactions and actions described in the preceding five paragraphs; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below, to amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the eighth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2 Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1. Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended as follows:

              (a) by inserting in such Section the following definitions in the appropriate alphabetical order:

                      "Permitted 1999/2000 Restructuring Expenses" means
              extraordinary and non-recurring expenses or charges occurring or taken in the fourth Fiscal Quarter of the 1999 Fiscal Year or the first Fiscal Quarter of 2000 Fiscal Year in an aggregate amount not exceeding $125,000,000 resulting from (i) the consolidation of the headquarters of the Ryder and Premier businesses into BRACC and related severance and other expenditures, (ii) the establishment of reserves in connection with the Borrower's European businesses, the write-off of certain software-related assets, the granting of certain compensation awards to employees and the closure of unprofitable rental locations and (iii) the sale of Non-Core Businesses.

                      "Third Amendment" means the Third Amendment to
              Amended and Restated Credit Agreement, dated as of December 22, 1999, among the Borrower, the Lenders parties thereto and the Agents.

              (b) by amending the definition of "Applicable Commitment Fee" set forth in such Section by adding the following sentence at the end thereof:

              "Notwithstanding anything to the contrary in this definition, the Applicable Commitment Fee for the period from the date of the effectiveness of the Third Amendment to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about December 31, 2000 shall not be reduced to an amount less than 50.0 basis points."

                  (c) by amending the definition of "Applicable Margin" set forth in such Section by adding the following sentence at the end thereof:

                  "Notwithstanding anything to the contrary in this definition, the Applicable Margin with respect to any Loan of any type for the period from the date of the effectiveness of the Third Amendment to the date on which the Administrative

                  Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about December 31, 2000 shall not be reduced to an amount less than (x) 250 basis points with respect to each Loan made or maintained as a Eurocurrency Loan or (y) 150 basis points with respect to each Loan made or maintained as an ABR Loan."

                  (d) by deleting the definition of "Core Business" set forth in such Section in its entirety and substituting therefor the following:

                      "Core Business" means the business of (a) renting
                  worldwide for general use passenger automobiles and trucks under the Budget and Ryder brand names and (b) franchising the foregoing rental business to other Persons.

                  (e) by amending clause (b) of the definition of "EBITDA" set forth in such Section by adding the following subclause at the end thereof:

                      "plus (vi) Permitted 1999/2000 Restructuring Expenses"

                  (f) by amending clause (c) of the definition of "EBITDA" set forth in such Section by adding the following phrase at the end thereof:

                  "and extraordinary and non-recurring gains in an amount not to exceed $125,000,000 in the aggregate since the date of the Third Amendment";

                  (g) by amending clause (a) of the definition of Net Worth by inserting immediately following the phrase "of such Person" the parenthetical "(without giving effect to any Permitted 1999/2000 Restructuring Expenses)".

         SECTION 2.2. Amendment to Section 2.2.2 of the Credit Agreement.
Section 2.2.2 of the Credit Agreement is hereby amended by inserting immediately following the phrase "to the payment of Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement)" the phrase "or the Total Warrant Value (as defined in Section 3.5 of the Ryder Merger Agreement)".

         SECTION 2.3. Amendment to Section 4.1 of the Credit Agreement.
Section 4.1 of the Credit Agreement is hereby amended (i) by inserting immediately following the initial reference therein to "General Letters of Credit" the phrase "and Enhancement Letters of Credit to be issued in replacement of then existing Enhancement Letters of Credit" and (ii) by inserting in the immediately succeeding line the word "other" immediately preceding the reference to "Enhancement Letters of Credit".

         SECTION 2.4. Amendments to Section 8.2.4 of the Credit Agreement.
Section 8.2.4 of the Credit Agreement is hereby amended as follows:

                  (a) by inserting immediately following the phrase "Net Income of the Borrower" in clause (a) of such Section the parenthetical "(without giving effect to any Permitted 1999/2000 Restructuring Expenses)";

                  (b) by deleting the table in clause (b) of such Section in its entirety and substituting therefor the following:

                          FISCAL QUARTER                                  RATIO
                          --------------                                  -----

                  The third Fiscal Quarter of the                       4.25:1.00
                       1998 Fiscal Year

                  The fourth Fiscal Quarter of                          4.00:1.00
                       the 1998 Fiscal Year

                  The first Fiscal Quarter of the                       6.90:1.00
                       1999 Fiscal Year

                  The second Fiscal Quarter of                          6.65:1.00
                        the 1999 Fiscal Year

                  The third Fiscal Quarter of the                       6.45:1.00
                       1999 Fiscal Year

                  The fourth Fiscal Quarter of
                       the 1999 Fiscal Year and
                       the first, second and third                      4.25:1.00
                       Fiscal Quarters of the 2000
                       Fiscal Year

                  The fourth Fiscal Quarter of
                       the 2000 Fiscal Year and
                       the first, second and third                      3.75:1.00
                       Fiscal Quarters of the 2001
                       Fiscal Year

                  The fourth Fiscal Quarter of
                       the 2001 Fiscal Year and
                       each Fiscal Quarter                              3.00:1.00
                       thereafter

                  (c) by deleting the table in clause (c) of such Section in its entirety and substituting therefor the following:

                          FISCAL QUARTER                                  RATIO
                          --------------                                  -----
                  The third Fiscal Quarter of the                       3.50:1.00
                      1998 Fiscal Year

                  The fourth Fiscal Quarter of the
                      1998 Fiscal Year and the                          3.75:1.00
                      first and second Fiscal
                      Quarters of the 1999 Fiscal
                      Year

                  The third Fiscal Quarter of the                       3.65:1.00
                      1999 Fiscal Year

                  The fourth Fiscal Quarter of the                      3.75:1.00
                      1999 Fiscal Year

                  The first Fiscal Quarter of the                       3.05:1.00
                      2000 Fiscal Year

                  The second Fiscal Quarter of                          3.15:1.00
                      the 2000 Fiscal Year

                  The third Fiscal Quarter of the                       3.25:1.00
                      2000 Fiscal Year

                  The fourth Fiscal Quarter of the
                      2000 Fiscal Year and the                          3.50:1.00
                      first, second and third Fiscal
                      Quarters of the 2001 Fiscal
                      Year

                  The fourth Fiscal Quarter of the
                      2001 Fiscal Year and each                         4.00:1.00
                      Fiscal Quarter thereafter

         SECTION 2.5. Amendment to Section 8.2.5 of the Credit Agreement.
Section 8.2.5 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and substituting therefor the following:


                  "(e) Investments in the ordinary course of business in the form of loans and advances to executive officers and directors of the Borrower or any of its Subsidiaries to finance the purchase of common stock of the Borrower, so long as the aggregate amount of any such loan or advance does not exceed the purchase price of such common stock so financed and the proceeds of such loan or advance are actually used by such executive officers and directors concurrently with the receipt thereof toward the purchase of such common stock; provided that the aggregate principal amount of such loans and advances at any time outstanding does not exceed $20,000,000;"

         SECTION 2.6. Amendments to Section 8.2.6 of the Credit Agreement.
Section 8.2.6 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting subclause (ii) of the proviso to clause (a) of such Section in its entirety and substituting therefor the following:

                           "(ii) the Borrower may pay and make Distributions to
                  those Persons that are entitled to receive Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement) or the Total Warrant Value (as defined in Section 3.5 of the Ryder Merger Agreement) from the Borrower to the extent the aggregate amount to be expended in respect of such Distributions, when added to the aggregate amount expended in respect of all other such Distributions made pursuant to this clause (ii), does not exceed the sum of (x) $15,000,000 plus (y) the amount of Net Disposition Proceeds resulting from the sale of the assets of a Non-Core Business (or of the Capital Stock of a Subsidiary of the Borrower exclusively engaged in the conduct of a Non-Core Business) to the extent such Net Disposition Proceeds were not applied to the acquisition or construction of property or capital assets to be used in the business of the Borrower and its Subsidiaries, so long as

                                    (A) such Distributions in respect of such
                           Contingent Additional Consideration are made in accordance with the provisions of Section 3.4 of the Ryder Merger Agreement,

                                    (B) such Distributions in respect of such
                           Total Warrant Value do not exceed in the aggregate $19,000,000 and are made in accordance with the provisions of Section 3.5 of the Ryder Merger Agreement,

                                    (C) both before and after giving effect to
                           any such Distribution, no Default shall have occurred and be continuing,

                                    (D) the making of any such Distribution
                           does not result in the mandatory redemption of any Indebtedness of the Borrower and its Subsidiaries or in a requirement to make an offer to redeem any such Indebtedness, and

                                    (E) in the case of any such Distribution,
                           the Borrower shall have delivered to the Administrative Agent (1) financial statements prepared on a pro forma basis to give effect to such Distribution for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to
                           Section 8.1.1 (including Section 8.1.1 of the Original Credit Agreement) and (2) a certificate of the Borrower executed by an Authorized Officer of the Borrower demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution is to be made";

                  (b) by adding the following subclause (iii) to the proviso to clause (a) of such Section:

                                    "(iii) the Borrower may purchase or redeem
                           for value any shares of its Capital Stock (together with options or warrants in respect of any thereof) held by executive officers or directors of the Borrower and its Subsidiaries (or any of their respective estates or beneficiaries under such estates), in all cases upon the death, disability, retirement or termination of employment of such Persons, pursuant to a mandatory repurchase or redemption provision under the terms of the stock option plan under which such shares of Capital Stock (and options or warrants in respect of any thereof) were issued, so long as (A) both before and after giving effect to any such purchase or redemption, no Default shall have occurred and be continuing, and
                           (B) the aggregate consideration paid for such purchases and redemptions does not exceed $5,000,000 over the term of this Agreement;"

         SECTION 2.7. Amendment to Section 8.2.7 of the Credit Agreement.
Section 8.2.7 of the Credit Agreement is hereby amended by deleting the dollar amount "$85,000,000" opposite Fiscal Year 1999 and substituting therefor "$110,000,000".


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION 3.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the date hereof, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 3.3. Execution of Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.4. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.4.

         SECTION 3.5. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower=s consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                  (d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Amendment Fee. Upon satisfaction of the condition set forth in Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Mr. Kenneth Suh at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to 2:00 p.m., New York time, on December 23, 1999, in the amount of 1/4 of 1% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on December 24, 1999 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         SECTION 5.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION 5.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                BUDGET GROUP, INC.


                                By: /S/ Mark Bobek
                                   --------------------------------------
                                   Name: Mark Bobek
                                         --------------------------------
                                   Title: Vice President and Treasurer
                                         --------------------------------


                                CREDIT SUISSE FIRST BOSTON, as a Lender and the
                                     Administrative Agent


                                By: /s/ Robert Hetu
                                   --------------------------------------
                                     Name: Robert Hetu
                                           ------------------------------
                                     Title: Vice President
                                           ------------------------------


                                By: /s/ S. Glodowski
                                   --------------------------------------
                                     Name: S. Glodowski
                                           ------------------------------
                                     Title: Managing Director
                                           ------------------------------


                                BANK OF AMERICA, N.A.


                                By:
                                   --------------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------


                                BANK OF HAWAII


                                By:
                                   --------------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------


                                BANK OF MONTREAL

                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                THE BANK OF NEW YORK


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                THE BANK OF NOVA SCOTIA


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  NEW YORK BRANCH


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                  S.A. GROUP, NEW YORK BRANCH


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                BANK UNITED


                                By:
                                   --------------------------------------

                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                PARIBAS


                                By
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                By
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                BANQUE WORMS CAPITAL CORPORATION


                                By
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                BHF (USA) CAPITAL CORPORATION


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------

                                   CIBC INC.


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                COMMERZBANK AKTIENGESELLSCHAFT,
                                  CHICAGO BRANCH


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                CREDIT AGRICOLE INDOSUEZ


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------

                                CREDIT LYONNAIS CHICAGO BRANCH


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                ERSTE BANK DER OESTERREICHISCHEN
                                  SPARKASSEN AG


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                FLEET BANK, N.A.


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------

                                THE FUJI BANK, LIMITED


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                CONSECO FINANCE, INC.


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                IMPERIAL BANK


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By: /S/ W. Jerome McDermott
                                   --------------------------------------
                                    Name:  W. Jerome McDermott
                                           ------------------------------
                                    Title: Duly Authorized Signatory
                                           ------------------------------


                                NATEXIS BANQUE


                                By: /s/ Pieter J. van Tulder
                                   --------------------------------------
                                    Name:  Pieter J. van Tulder
                                           ------------------------------
                                    Title: Vice President and Manager,
                                           Multinational Group
                                           ------------------------------

                                By: /s/ John Rego
                                   --------------------------------------
                                    Name:  John Rego
                                           ------------------------------
                                    Title: Vice President
                                           ------------------------------

                                PNC BANK, N.A.


                                By: /s Douglas S. King
                                   --------------------------------------
                                    Name:  Douglas S. King
                                           ------------------------------
                                    Title: Vice President
                                           ------------------------------


                                SOUTHERN PACIFIC BANK


                                By: /s/ Mun Young Kim
                                   --------------------------------------
                                    Name:  Mun Young Kim
                                           ------------------------------
                                    Title: Vice President
                                           ------------------------------


                                THE SUMITOMO BANK, LIMITED, NEW
                                  YORK BRANCH


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                SUNTRUST BANK CENTRAL FLORIDA, N.A.


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------


                                TORONTO DOMINION (TEXAS), INC.


                                By:
                                   --------------------------------------
                                    Name:
                                           ------------------------------
                                    Title:
                                           ------------------------------

                                THE TOYO TRUST & BANKING CO., LTD.


                                By: /s/ Shinya Kameda
                                   --------------------------------------
                                     Name: Shinya Kameda
                                           ------------------------------
                                     Title: Assistant General Manager
                                           ------------------------------
                                            International Department
                                           ------------------------------

                                UNION BANK OF CALIFORNIA, N.A.


                                By: /s/ Richard S. Degrey
                                   --------------------------------------
                                     Name: Richard S. Degrey
                                           ------------------------------
                                     Title: Vice President
                                           ------------------------------